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                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

  Date of Report(Date of earliest event reported): May 28, 1996 (May 20, 1996)

                              UTILICORP UNITED INC.
              (Exact name of registrant as specified in charter)

            Delaware                 1-3562                    44-0541877
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 (State or other jurisdiction of   (Commission               (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)


       3000 Commerce Tower, 911 Main, Kansas City, Missouri      64105
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             (Address of principal executive offices)          (Zip Code)


   Registrant's telephone number, including area code          (816) 421-6600
                                                               --------------


 (Former name of former address, if changed since last report.) Not Applicable
                                                                --------------

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ITEM 5.  OTHER EVENTS

Amended and Restated Agreement and Plan of Merger

      On May 20, 1996, Kansas City Power & Light Company and UtiliCorp United Inc. entered into an Amended and Restated Agreement and Plan of Merger (the Agreement). The Agreement is filed as an exhibit to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibit
     Number

      2.1 Amended and Restated Agreement and Plan of Merger among Kansas City Power and Light Company, KC Merger Sub, Inc., UtiliCorp United Inc., and KC United Corp., dated as of January 19, 1996, and as amended and restated as of May 20, 1996.

      2.1.1 Form of Affiliate Agreement.

      2.1.2 Form of Employment Agreement of A. Drue Jennings.

      2.1.3 Form of Employee Agreement of Richard C. Green, Jr.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


UtiliCorp United Inc.



By:/s/ Terry G. Westbrook
   ----------------------
   Terry G. Westbrook
   Chief Financial Officer

Date: May 28, 1996

By:/s/ James S. Brook
   ------------------
   James S. Brook
   Vice President

Date: May 28, 1996